UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported):  July 31, 2001

                               Global Axcess Corp.
                         Formerly NetHoldings.Com, Inc.

         (Exact name of registrant as specified in its charter.)

                                     Nevada
                 (State of incorporation or organization)

                                     0-17874
                           (Commission File Number)

                                   88-0199674
                   (I.R.S. Employee Identification No.)

       2240 Shelter Island Drive, Suite 202, San Diego, California    92106
             (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (619) 243-1163

        (Former name or former address, if changed since last report)


The undersigned hereby amends its Form 8-K dated August 2, 2001 by including the items and exhibits as set forth in the pages attached hereto.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective July 31, 2001, Brown Armstrong Randall Reyes Paulden & McCown Accountancy Corporation was dismissed as the Company's independent auditors, as a result of a change in control of the Company. Brown Armstrong Randall Reyes Paulden & McCown Accountancy Corporation previously issued unqualified reports on the Company's financial statements for each of the two years ended December 31, 2000 and 1999, modified as to uncertainty to continue as a going concern, which did not contain any adverse opinion or disclaimer of opinion, or any qualification of audit scope of accounting principles.

During the Company's two most recent fiscal years and any subsequent interim period preceding such resignation, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(b) On July 31, 2001, the Company engaged the firm of L.L. Bradford & Company, LLC of Las Vegas, Nevada as the Company's independent auditors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)  Exhibits

Exhibit 16.1 - Change in Independent Accountant

Letter from Brown Armstrong Randall Reyes Paulden & McCown Accountancy Corporation, to the SEC noting agreement with the disclosure in Item 4 of this Form 8-K/A.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Global Axcess Corp.
                                            Formerly NetHoldings.con, Inc..



Dated: August 28, 2001                      By:/s/ James Collins
                                            James Collins
                                            Chief Executive Officer,
                                            Chief Financial Officer,
                                            and Director

                                EXHIBIT 16.1

               Brown Armstrong Randall Reyes Paulden & McCown
                             Accountancy Corp
                      4200 Truxton Avenue, Suite 300
                       Bakersfield, California 93309


August 27, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re: Global Axcess, Corp.


Ladies and Gentlemen:

We have read Item 4 in the Form 8-K/A for Global Axcess, Corp., formerly NetHoldings.Com, Inc. (Commission File No. 0-17874) dated August 21, 2001, Filed with the Securities and Exchange Commission and we are in agreement with the statements contained therein insofar as they relate to our firm.


/s/Brown Armstrong Randall
Reyes Paulden & McCown
Brown Armstrong Randall
Accountancy Corporation

cc:    Global Axcess, Corp.